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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OF 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 28, 2007

                             SUREWEST COMMUNICATIONS
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             (Exact name of registrant as specified in its charter)

        California                     0-556                   68-0365195
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(State or other jurisdiction        (Commission               (IRS Employer
    of incorporation)               File Number)           Identification No.)

       200 Vernon Street, Roseville, California                   95678
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       (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (916) 772-2000


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          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(C))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 28, 2007, SureWest Communications (the "Company"), SureWest Directories (the Company's wholly-owned subsidiary), and GateHouse Media, Inc. ("GateHouse") entered into a Share Purchase Agreement (the "Share Purchase Agreement"), pursuant to which GateHouse will purchase 100% of the stock of SureWest Directories for an aggregate purchase price of $110.0 million, including $3.5 million of working capital, for a net purchase price of $106.5 million. SureWest Directories is the Company's Directory Publishing business.

The transaction is expected to close by the end of the first quarter of 2007, subject to customary closing conditions including HSR approval.

The description in this Item 1.01 of the terms of the Share Purchase Agreement is qualified in its entirety by reference to the full text of the Share Purchase Agreement, which is attached hereto as Exhibit 10.1.

The Company issued a press release on January 29, 2007 announcing its entry into the Share Purchase Agreement with GateHouse. The press release is attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits
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          10.1  Share Purchase Agreement among SureWest Communications, SureWest
                Directories, and GateHouse Media, Inc., dated as of January 28, 2007. Pursuant to Item 601(b)(2) of Regulation S-K, the Registrant agrees to furnish, supplementally, a copy of any exhibit or schedule omitted from the Share Purchase Agreement to the Commission upon request.

          99.1  SureWest Communications Press Release dated January 29, 2007.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 SUREWEST COMMUNICATIONS


                                                 By:  /s/ Steve C. Oldham
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                                                      Steve C. Oldham
                                                      President and
                                                      Chief Executive Officer


Date: January 29, 2007

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                                  EXHIBIT INDEX

EXHIBIT NO.                              DESCRIPTION
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10.1          Share Purchase Agreement among SureWest Communications, SureWest
              Directories and GateHouse Media, Inc., dated as of January 28, 2007. Pursuant to Item 601(b)(2) of Regulation S-K, the Registrant agrees to furnish, supplementally, a copy of any exhibit or schedule omitted from the Share Purchase Agreement to the Commission upon request.

99.1          SureWest Communications Press Release dated January 29, 2007.

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